                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC  20549

                              _______________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       March 8, 1994


                   The Bank of New York Company, Inc.
           (Exact name of registrant as specified in charter)


New York                     1-6152                   13-2614959
(State or other           (Commission               (IRS employer
jurisdiction              file number)            identification no.)
of incorporation)


48 Wall Street, New York, New York                       10286
(Address of principal executive offices)               (Zip code)



Registrant's telephone number, including area code    (212) 495-1784


                               N/A
  (Former name or former address, if changed since last report)

                   Exhibit Index is on Page 12.

                        Page 1 of 19 Pages

ITEM 5.     OTHER EVENTS

            On December 10, 1985, the Board of Directors of The Bank of

New York Company, Inc., a New York corporation (the "Company"), declared a dividend distribution of one right (a "Right") for each outstanding share of Common Stock, par value $7.50 per share (the "Common Stock"), of the

Company held of record on December 24, 1985 or issued thereafter and prior to the Separation Date (as hereinafter defined).  Each Right was or will be issued pursuant to a Rights Agreement, dated as of December 10, 1985 (the

"Rights Agreement"), entered into between the Company and The Bank of New

York, as Rights Agent (the "Rights Agent").  On June 13, 1989, the Company

and the Rights Agent entered into a First Amendment, dated as of June 13,

1989 (the "Amendment"), to the Rights Agreement.  On April 30, 1993, the

Company and the Rights Agent entered into a Second Amendment, dated as of

April 30, 1993 (the "Second Amendment"), to the Rights Agreement.  On

March 8, 1994, the Company and the Rights Agent entered into a Third

Amendment, dated as of March 8, 1994 (the "Third Amendment"), to the Rights

Agreement.  The terms of the Rights, as so amended, are summarized herein.

            Each Right entitles the registered holder to purchase from the

Company, after the Separation Date (as defined below), one one-thousandth of a share of a new series of preferred stock designated as Participating

Preferred Stock, without par value (the "Preferred Stock"), for a price of

$200 (the "Exercise Price"), subject to adjustment.  Each share of

Preferred Stock will bear dividends equal to one thousand times the dividends paid on each share of Common Stock of the Company (subject to certain anti-dilution adjustments), is entitled to a liquidation preference of $200,000 plus accrued dividends and has the other terms provided in the form of Certificate of Amendment attached as Exhibit A to the Rights

Agreement.

            The Rights will be evidenced by the Common Stock certificates until the earlier of (i) the tenth day after the first date of public announcement that a Person (as defined in the Rights Agreement) has become the Beneficial Owner (as defined in the Rights Agreement) of 20% or more of the outstanding shares of Common Stock (such person being called an

"Acquiring Person" and such first date being called a "Stock Acquisition

Date") and (ii) the earlier of the tenth day (or such later date as the

Board of Directors of the Company may fix by resolution adopted prior to the close of business on the Separation Date that would otherwise have occurred) after (x) the date of approval under the Bank Holding Company Act of 1956, or the date of the notice of nondisapproval under the Change in

Bank Control Act, for any Person to acquire (when added to any shares as to which such Person is the Beneficial Owner immediately prior to such acquisition) Beneficial Ownership
of 25% or more of the outstanding shares of Common Stock and (y) the date of commencement of, or first public announcement of the intent of any

Person (other than the Company, any wholly-owned subsidiary of the Company,

or any employee stock ownership or other employee benefit plan of the

Company or any wholly-owned subsidiary of the Company) to commence, a tender or exchange offer to acquire (when added to any shares as to which such Person is the Beneficial Owner immediately prior to such tender or exchange offer) Beneficial Ownership of 20% or more of the outstanding shares of Common Stock (the earliest of such dates being called the

"Separation Date").  The Rights Agreement provides that, until the

Separation Date, the Rights will be transferred with and only with the

Common Stock.  As soon as practicable following the Separation Date,

separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of Common Stock on the Separation Date.

            The Rights will not be exercisable until the Separation Date.

The Rights will expire on the earliest of (i) the time at which the Rights are exchanged for Common Stock or Preferred Stock as described below,

(ii) the time at which the Rights are redeemed as described below, and

(iii) the close of business on March 7, 2004.

            The Exercise Price and number of Rights are subject to

adjustment prior to the Separation Date, in order to retain the relationship of one Right per associated share of Common

Stock, in the event of a dividend, subdivision, combination or reclassification of the Common Stock.

            Prior to expiration of the Rights, the Company may not

(a) consolidate with or merge with or into or engage in any binding share exchange with any other person or have any other person consolidate with or merge with or into or engage in any binding share exchange with the Company if, in connection therewith, all or part of the Common Stock of the Company is changed in any way or is converted into or exchanged for stock or other securities or cash or other property, (b) sell or otherwise transfer (or allow one or more of its subsidiaries to sell or otherwise transfer) assets

(i) aggregating more than 50% of the assets (measured by book value),

(ii) aggregating more than 50% of the assets (measured by fair market value) or (iii) generating more than 50% of the operating income or cash flow, of the Company and its subsidiaries (taken as a whole) to any other

Person (other than the Company or a wholly-owned subsidiary of the Company)

or to two or more such Persons which are affiliated, (c) engage in certain transactions with Acquiring Persons, or (d) permit certain events to occur at such time as there shall be an Acquiring Person (all as specified in

Section 1.1(j) of the Rights Agreement) (any such transaction or event specified in clauses (a) through (d) above being called a "Flip-over

Transaction or Event"),
unless in any such case provision is made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at one-half of the then current Exercise Price of the Right, a number of shares of publicly traded common stock of the Acquiring Person or the person engaging in the transaction (or an affiliate or associate thereof)

which at the time of such transaction would have a market value equal to the Exercise Price of the Right.

            The Rights Agreement also provides that if any Person becomes the Beneficial Owner of 20% or more of the outstanding shares of Common

Stock, then proper provision shall be made so that, on and after the tenth day after a Stock Acquisition Date that is not the result of a Flip-over

Transaction or Event (a "Flip-in Date"), each holder of Rights (other than

Rights Beneficially Owned by an Acquiring Person or an Affiliate or

Associate of an Acquiring Person (as such terms are defined in the Rights

Agreement), which Rights become void) will thereafter have the right to receive upon exercise of each Right that number of shares of Common Stock having a market value of twice the Exercise Price (as defined in the Rights

Agreement).  The Exercise Price is currently $200, subject to adjustment as provided in the Rights Agreement.  In addition, the Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring

Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock, elect to exchange all (but not less than all) the then outstanding Rights (other than the Rights Beneficially Owned by the

Acquiring Person or any Affiliate or Associate thereof) for shares of

Common Stock at an exchange ratio (the "Exchange Ratio") of one share of

Common Stock per Right, appropriately adjusted to reflect any stock split,

stock dividend or similar transaction occurring after the Separation Date.

Immediately upon such action by the Board of Directors, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of shares of Common Stock equal to the

Exchange Ratio.

            Whenever the Company shall become obligated under the preceding paragraph to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, at its option, may substitute therefor shares of

Preferred Stock, at a ratio of one one-thousandth of a share of Preferred

Stock for each share of Common Stock so issuable.

            The Company may, at its election, issue depositary receipts in lieu of fractional shares.

            The Board of Directors of the Company may, at its option, at any time prior to the close of business on a Flip-in Date, elect to redeem the then outstanding Rights at a price, subject to adjustment, of $.05 in cash per Right. Immediately upon the action of the Board of Directors electing to redeem the Rights (or, if the resolution of the Board of

Directors electing to redeem the Rights states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), without any further action and without notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the redemption price in cash.

            The holders of the Rights will, solely by reason of their

ownership of Rights, have no rights as shareholders of the Company,

including, without limitation, the right to vote or to receive dividends.

            The Rights will not prevent a takeover of the Company.  The

Rights, however, may have certain anti-takeover effects.  The Rights may cause substantial dilution to a person or group that acquires 20% or more of the Common Stock unless the Rights are first redeemed by the Board of

Directors of the Company.  Accordingly, the Rights should encourage a potential acquiror to seek to negotiate with the Board of Directors of the

Company, which would then be in a better position to protect the interests of the Company and its shareholders.  The Rights should not interfere with a transaction that is in the best interests of the Company and its shareholders on or prior to the close of business on the Flip-in Date,

because the Rights can be redeemed before the consummation of such transaction.

            The Rights Agreement, the First Amendment, the Second Amendment

and the Third Amendment have been filed as exhibits hereto and are incorporated herein by reference.  The foregoing summary description of the

Rights and the terms of the Preferred Stock is qualified in its entirety by reference to such exhibits.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

(21)(a) Third Amendment, dated as of March 8, 1994, to the Rights Agreement, dated as of December 10, 1985, between the Company and The Bank of New York, as Rights Agent.

(21)(b) Second Amendment, which includes a Certificate of Amendment to the Certificate of Incorporation as Exhibit 1 and an amended Form of Rights Certificate as Exhibit 2, dated as of April 30, 1993, to the Rights Agreement, dated as of December 10, 1985, as amended by the First Amendment to the Rights Agreement, dated as of June 13, 1989, between the Company and The Bank of New York, as Rights Agent (incorporated by reference to the amendment on Form 8-A/A dated April 30, 1993, amending the registration statement on Form 8-A dated December 18, 1985 of the Company).

(21)(c) First Amendment, dated as of June 13, 1989, to the Rights Agreement, dated as of December 10, 1985, between the Company and The Bank of New York, as Rights Agent (incorporated by reference to the amendment on Form 8 dated June 14, 1985 amending the registration statement on Form 8-A dated December 18, 1985 of the Company).

(21)(d) Rights Agreement, dated as of December 10, 1985, between the Company and The Bank of New York, as Rights

            Agent (incorporated by reference to the registration statement on Form 8-A dated December 18, 1985 of the Company).

                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         The Bank of New York Company, Inc.



Date:  March 22, 1994    By /s/ Charles E. Rappold, II
                            Name:   Charles E. Rappold, II
                            Title:  Secretary

                               EXHIBIT INDEX


                                                          Sequential
Exhibit No.             Description                       Page No.

(4)(a)             Third Amendment, dated as of March 8,
                   1994, to the Rights Agreement, dated as
                   of December 10, 1985, between the
                   Company and The Bank of New York, as
                   Rights Agent.

(4)(b)             Second Amendment, dated as of April 30,
                   1993, to the Rights Agreement, dated as
                   of December 10, 1985, as amended by the
                   First Amendment to the Rights
                   Agreement, dated as of June 13, 1989,
                   between the Company and The Bank of New
                   York, as Rights Agent (incorporated by
                   reference to the amendment on
                   Form 8-A/A dated April 30, 1993,
                   amending the registration statement on
                   Form 8-A dated December 18, 1985 of the
                   Company).

(4)(c)             First Amendment, dated as of June 13,
                   1989, to the Rights Agreement, dated as
                   of December 10, 1985, between the
                   Company and The Bank of New York, as
                   Rights Agent (incorporated by reference
                   to the amendment on Form 8 dated
                   June 14, 1989 amending the registration
                   statement on Form 8-A dated
                   December 18, 1985 of the Company).

(4)(d)             Rights Agreement, dated as of
                   December 10, 1985, between the Company
                   and The Bank of New York, as Rights
                   Agent (incorporated by reference to the
                   registration statement on Form 8-A
                   dated December 18, 1985 of the
                   Company).